Pending Claims and Litigation	12 Months Ended
Dec. 31, 2023
Pending Claims And Litigation [Abstract]
Pending Claims and Litigation
34.	PENDING CLAIMS AND LITIGATION
The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. Such proceedings are reviewed with the Group’s legal advisors. The Group does not believe that any pending legal proceeding to which the Group is a party will have a material effect on its business, results of operations or cash flows.